SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 21, 2007

China VoIP & Digital Telecom Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-131017	98-0509797
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

RM 508, No. 786 Xinluo Street

Hi-tech Industrial Development Zone

Jinan, China 250101

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 86-531-87027114

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

1

Item 1.01.  Entry into a Material Definitive Agreement.

On December 21, 2007, China VoIP & Digital Telecom Inc., a Nevada corporation, (the "Company"), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited institutional investor ( the “Investor").  The aggregate purchase price was $5,000,000 and the investment was as follows:

* $5,000,000 of 8.75% Senior Secured Convertible Notes (the “Notes”) convertible into Company common stock at the Average Market Price (the “AMP”) as of the day immediately preceding the closing date (the “Conversion Price”), defined as $.5627.  The Notes will have a maturity date of 3 years from closing which can be extended by the Investor in its sole discretion for up to 2 additional years.  The Company can make interest payments in cash or registered stock at the Company’s option.  If paid in stock, the price used will be 85% of the AMP (the “Payment-in-Stock Price”).  The stock component of interest payment will be limited to 20% of the dollar value traded over the previous month.

The Notes will be senior secured obligations of the Company and will be secured by a first priority perfected security interest in all of Company and its subsidiaries, assets, and capital stock.  The Company will not be permitted to incur additional indebtedness without the Investors prior written consent.

The Investor may request that the Company repurchase up to 1/3rd of the Initial Investment amount on each of 12th and 24th month anniversaries of the closing (together  the “First Redemption Option”, “Second Redemption Option”, “First Redemption Date” and “Second Redemption Date”, respectively). If however, the arithmetic average of the closing price of the common stock in each 30 day period following the effectiveness of the registration statement until the First Redemption Date has been greater than 125% of the initial Conversion Price and the dollar trading volume during the same 30 day period has been greater than $3.0 million, then the Investor will waive its first Redemption option.  If the same conditions outlined above are met in any six months between the First Redemption Date and the Second Redemption Date, the Investor will waive its Second Redemption Option.

After one year following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will have the option to prepay the Notes at the greater of (i) 125% of the equity value and (ii) 125% of the issue price plus accrued and unpaid interest.  Upon being irrevocably notified by the Company of the Company’s desire to exercise the Company Optional Redemption (as defined in the Notes), the Investor will determine the date of the actual prepayment not to exceed 75 business days following the receipt of the notice.  If the Company exercises the Company Optional Redemption it will issue the Investor 55% 5-year warrant coverage with a strike price equal to the strike price of the existing warrants (the “Prepayment Warrants”).

Other than their relationship as a result of the Securities Purchase Agreement, there is no material relationship between the Company and any of the Investors.

The Investor received three series of warrants, titled Series A Warrant, Series B Warrant, Series C Warrant (collectively the “Warrants”). The Warrants are exercisable at price per share of $.5627 and are subject to economic anti-dilution protection.  The Series A Warrant is exercisable for 8,885,730 shares of the Company’s common stock and expires the date eighty four (84) months after the earlier of (A) such time as all of the Registrable Securities (as defined in the Registration Rights Agreement) are available for resale pursuant to an effective Registration Statement and (B) two (2) years after December 21, 2007 ..  The Series B Warrant is exercisable for 6,220,011 shares of the Company’s common stock and expires on the date on which the Notes issued pursuant to the Securities Purchase Agreement are no longer issued and outstanding ..  The Series C Warrant is exercisable for 6,353,297 shares of the Company’s common stock and expires on the date sixty (60) months after the first time the Company elects a Company Optional Redemption.

Also on December 21, 2007, the Company executed a Registration Rights Agreement, which requires the Company to file a Registration Statement registering:

* all of the shares of Company common stock issuable upon conversion in full of the Notes;

* the Common Stock issuable upon exercise of the Warrants;

The Registration Statement must be filed not later than 45 days after the date of the Registration Rights Agreement and be declared effective not later than 120 days after the date thereof.  In the event that either of these deadlines has not been met, the Company is to pay cash delay payments equal to 2% per month which shall apply retrospectively from 90 days following closing.  If and when shares become freely tradeable without any restriction so as to render the traditional registration statement unnecessary, registration delay penalties, if any will cease to accrue.  For avoidance of doubt, Investor counsel will determine if this condition is met.  If there is no SEC review, the Company will take the required actions to have the registration statement declared effective immediately.

The Company intends to comply fully with its registration obligations under the Registration Rights Agreement.  The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard.  If the Company were to default on any of its registration obligations, the proceeds available to it under the Securities Purchase Agreement could be substantially reduced.

The foregoing descriptions do not purport to be a complete description of the terms of the documents, and this description is qualified in its entirety by the terms of the definitive documents or forms thereof which are attached as exhibits to this Current Report on Form 8-K, and which are incorporated by reference.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on each of the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

(b)

Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit

Number                   Description

  10.1

Securities Purchase Agreement by and between the Company and the Investors dated December 21, 2007

  10.2

Registration Rights Agreement by and between the Company and the Investors dated December 21, 2007

  10.3

Perfection Certificate dated December 21, 2007

  10.4

Security Agreement by and between the Company and the Collateral Agent dated December 21, 2007

  10.5

Senior Secured Convertible Note by and between the Company and the Investors dated December 21, 2007

10.6

Common Stock Purchase Warrant by and between the Company and the Investor dated December 21, 2007

10.7

Officer’s Certificate dated December 21, 2007

10.8

Director’s Certificate dated December 21, 2007

10.9

Pledge Agreement by and between the Company and the Collateral Agent, dated December 21, 2007

10.10

Guaranty dated December 21, 2007

99.1

Press Release dated December 26, 2007

Incorporated by Reference.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 China VoIP & Digital Telecom Inc.

 By: /s/ Li Kunwu

 Li Kunwu

President , and CEO

Dated: December 26, 2007